                                                                   EXHIBIT 10.25


                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is entered into as of September 21, 2000, among NORTHERN BORDER PARTNERS, L.P., a Delaware limited partnership ("BORROWER"), NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership ("INTERMEDIATE PARTNERSHIP"), BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement hereinafter referenced, and the Lenders (as defined in the Credit Agreement) party hereto.

         Reference is made to the Revolving Credit Agreement dated as of June 28, 2000 (the "CREDIT AGREEMENT") among Borrower, Administrative Agent, SunTrust Bank as Syndication Agent, Bank One, NA, as Documentation Agent, and the Lenders party thereto, as amended by First Amendment (the "PRIOR FIRST AMENDMENT") dated as of June 28, 2000. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

         A. Borrower, through its wholly-owned Subsidiary NBP Energy Pipelines, L.L.C., proposes to purchase, from Enron North America Corp., interests in three limited liability companies that operate natural gas pipeline and gathering systems, and in connection with such purchase, Borrower has requested that Lenders agree to amend certain provisions of the Credit Agreement, as herein set forth.

         B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

         C. This First Amendment is executed in replacement and substitution for the Prior First Amendment.

         Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

PARAGRAPH 1.  AMENDMENTS.

         1.1 DEFINITIONS.

         (a) The definition of "APPLICABLE MARGIN" is hereby amended by adding the following paragraph to the end thereof:

                    During the period September 21, 2000 to (but not including)
             the effective date of a Pricing/Capitalization Ratio Election pursuant to SECTION 10.13(b), the pricing grid set forth above (the "PRIMARY PRICING GRID") shall not apply, and in lieu thereof the pricing grid set forth below (the "ALTERNATIVE PRICING GRID") shall apply. Effective September 21, 2000, Category 1 pricing shall apply. Thereafter, for so long as the Alternative Pricing Grid is in effect, any increase or decrease in the Applicable Margin and Applicable Amount resulting from a change in the Capitalization Ratio shall become effective from and after the fifth Business Day after the date a Compliance Certificate and accompanying financial statements are delivered pursuant to SECTIONS 9.3(a) OR


                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

             (b), provided, that if Borrower fails to deliver a quarterly or annual Compliance Certificate and accompanying financials statements when due in accordance with one of such Sections while the Alternative Pricing Grid is in effect, then Category 1 pricing shown in the Alternative Pricing Grid shall apply as of the fifth Business Day after the date such Compliance Certificate and accompanying financial statements were due. In addition, Borrower may at any time while the Alternative Pricing Grid is in effect deliver to the Administrative Agent a certificate of a Responsible Officer setting forth the Capitalization Ratio, and specifying the amount of Funded Debt and Capitalization used in the calculation thereof, together with such supporting information as may be required by the Administrative Agent, and the Applicable Margin and Applicable Amount shall be adjusted from and after the fifth Business Day after delivery of such certificate.

                            ALTERNATIVE PRICING GRID


                                           APPLICABLE MARGIN
                                       -------------------------
                                                      EURODOLLAR
                                                         RATE
                                                      BORROWINGS
                                       BASE RATE     AND LETTERS
                    CAPITALIZATION     BORROWINGS     OF CREDIT     UTILIZATION    UNUSED COMMITMENT FEE
                        RATIO            (BPS)          (BPS)        FEE (BPS)             (BPS)
                  ------------------   ----------    -----------   ------------   ----------------------
                  Category 1              0.0           125.0           0.0       The higher of
                  Applies if                                                      (x) 25.00 bps and
                  Capitalization                                                  (y) the amount that
                  Ratio is greater                                                would apply if the
                  than or equal to                                                Primary Pricing Grid
                  40%                                                             were in effect, based
                                                                                  on the Index Debt as
                                                                                  therein set forth
                  ------------------   ----------    -----------   ------------   ----------------------
                  Category 2              0.0           112.5      0.0;           The higher of
                  Applies whenever                                 provided,      (x) 25.00 bps and
                  Category 1 does                                  however, that  (y) the amount that
                  not apply, until:                                if the Index   would apply if the
                  Capitalization                                   Debt Rating    Primary Pricing Grid
                  Ratio is less                                    is in          were in effect, based
                  than or equal to                                 Category 5 as  on the Index Debt as
                  35% and a Pricing/                               shown on the   therein set forth
                  Capitalization                                   Primary
                  Ratio Election is                                Pricing Grid,
                  made or deemed                                   then the
                  made                                             Utilization
                                                                   Fee shall be
                                                                   12.5 basis
                                                                   points
                  ------------------   ----------    -----------    -----------   ----------------------



                                                                 FIRST AMENDMENT
                                       2              REVOLVING CREDIT AGREEMENT

                  If the Capitalization Ratio reduces to 35% or less at any time while the Alternative Pricing Grid is in effect, then the Alternative Pricing Grid shall remain in effect unless and until a Pricing/Capitalization Ratio Election is made or deemed made.

         (b) The definitions of "DEBT" and "FUNDED DEBT" each are amended hereby by adding the following words to the end of subclause (e) thereof:

             ", provided, however, that the obligations referenced in this subclause (e) shall not include indebtedness (which is not assumed or guaranteed by Borrower or any Subsidiary of Borrower) under the Fort Union Project Finance Documents which is secured by Liens on the limited liability company interests of ECT Powder River, L.L.C. in Fort Union, L.L.C., nor indebtedness (which is not assumed or guaranteed by Borrower or any Subsidiary of Borrower) which is secured by Liens on the limited liability company interests of ECT Wind River, L.L.C. in Lost Creek, L.L.C."

         (c) The following definitions shall be alphabetically inserted in
SECTION 1.1 to read, as follows:

             ALTERNATIVE PRICING GRID means the second of the two pricing grids that are set forth in the definition of APPLICABLE MARGIN.

             ENRON NORTH AMERICA PURCHASE means the purchase by Guarantor, through its Subsidiary NBP Energy Pipelines, L.L.C., of the interests of Enron North America Corp. ("ENA") in Enron Midstream Services, L.L.C., ECT Wind River, L.L.C. and ECT Powder River, L.L.C. pursuant to the Purchase and Sale Agreement dated September 21, 2000 between NBP Energy Pipelines, L.L.C. and ENA, for a purchase price not to exceed $205 million (as such purchase price may be adjusted pursuant to the terms of said Purchase and Sale Agreement).

             FORT UNION, L.L.C. means Fort Union Gas Gathering, L.L.C., a Delaware limited liability company.

             FORT UNION PROJECT FINANCE DOCUMENTS means the Construction and Term Credit Agreement dated as of April 16, 1999 among Fort Union, L.L.C. as Borrower, BankBoston, N.A., as Administrative Agent and the other Lenders and Agents parties thereto, and the other agreements executed as security therefor or pursuant thereto, as the same may from time to time be amended.

             LOST CREEK CONSTRUCTION LOAN SPONSOR GUARANTEE means the Sponsor Guarantee dated as of September 24, 1999 in favor of Barclays Bank PLC, as administrative agent, as supplemented by Guarantee Supplement No. 1 dated September 24, 1999, as in effect on September 21, 2000.

             LOST CREEK, L.L.C. means Lost Creek Gathering Company, L.L.C., a Delaware limited liability company.

             LOST CREEK PROJECT FINANCE DOCUMENTS means the Construction and Term Credit Agreement dated as of September 24, 1999 among Lost Creek, L.L.C. as


                                                                 FIRST AMENDMENT
                                       3              REVOLVING CREDIT AGREEMENT

             Borrower, Barclays Bank PLC, as Administrative Agent and the other Lenders party thereto and the other agreements executed as security therefor or pursuant thereto, as the same may from time to time be amended.

             PRICING/CAPITALIZATION RATIO ELECTION means an election pursuant to
             SECTION 10.13(b).

             PRIMARY PRICING GRID means the first of the two pricing grids that are set forth in the definition of APPLICABLE MARGIN.

             SENIOR NOTES has the meaning set forth in SECTION 11.7(a).

         1.2 DEBT AND GUARANTIES. SECTION 10.1 is amended by adding the word "and" to the end of SECTION 10.1(b)(vii) and adding the following new SECTION 10.1(b)(viii) and SECTION 10.1(b)(ix): 1.1

                     (viii) The guaranty by Intermediate Partnership of Borrower's obligations under the Senior Notes;

                     (ix) Debt of Intermediate Partnership and Borrower pursuant to the Lost Creek Construction Loan Sponsor Guarantee, provided that the principal amount of the loan guaranteed pursuant thereto may not exceed 35% of $66 million;

         1.3 LIENS. SECTION 10.2 is amended by changing the period (".") at the end of SECTION 10.2(e) to a comma (","), and by adding the following new SECTIONS 10.2(f) AND (g):

             (f) Liens on the limited liability company interests in Fort Union, L.L.C. which are owned by ECT Powder River L.L.C., a Delaware limited liability company, which Liens secure amounts owed under the Fort Union Project Finance Documents; and

             (g) Liens on the limited liability company interests in Lost Creek, L.L.C. which are owned by ECT Wind River, L.L.C., a Delaware limited liability company, which Liens secure amounts owed under the Lost Creek Project Finance Documents.

         1.4 CAPITALIZATION RATIO. SECTION 10.13 is amended in its entirety to read as follows:

             10.13 CAPITALIZATION RATIO. (a) Borrower and Intermediate Partnership (unconsolidated with other Subsidiaries) shall never permit the Capitalization Ratio to be greater than the ratio set forth below at any time during the time periods set forth below:


                                                                 FIRST AMENDMENT
                                       4              REVOLVING CREDIT AGREEMENT

                                                                  MAXIMUM CAPITALIZATION
                           PERIOD                                          RATIO
                           ------------------------------------- --------------------------
                           I.   9/21/00 through 3/30/01*                    45%
                           ------------------------------------- --------------------------
                           II.  3/31/01 through 9/29/01*                    40%
                           ------------------------------------- --------------------------
                           III. 9/30/01 and thereafter                      35%
                           ------------------------------------- --------------------------

                  * assuming that Borrower has not made Pricing/Capitalization
                    Ratio Election pursuant to SECTION 10.13(b)

                  (b) (i) Notwithstanding the foregoing, if, at any time during Periods I and II above the Capitalization Ratio is 35% or lower, Borrower may make an election (a "PRICING/CAPITALIZATION RATIO ELECTION") in accordance with the requirements of this SECTION 10.13(b). From and after the effective date of the Pricing/Capitalization Ratio Election, Borrower and Intermediate Partnership (unconsolidated with other Subsidiaries) shall never permit the Capitalization Ratio to be greater than 35%. From and after the effective date of the Pricing/Capitalization Ratio Election, the Primary Pricing Grid shall apply.

                  (ii) Borrower may make the Pricing/Capitalization Ratio Election by delivering written notice to the Administrative Agent (a) stating that Borrower is making the "Pricing/Capitalization Ratio Election" pursuant to SECTION 10.13(b) of the Credit Agreement, and (b) specifying the effective date of such election (which must be not sooner than the fifth Business Day following the date of delivery of such election). Together with such notice Borrower shall deliver a certificate of a Responsible Officer setting forth the Capitalization Ratio and supporting detail. A Pricing/Capitalization Ratio Election
         (x) must be given not less than five (5) Business Days before the specified effective date, (y) may be made only once, and (z) shall be irrevocable.

                  (iii) If not earlier made, Borrower shall be deemed to have made a Pricing/Capitalization Ratio Election effective September 30, 2001, provided that on such date the Capitalization Ratio shall be 35% or lower, as required by SECTION 10.13(a).

                                                                 FIRST AMENDMENT
                                       5              REVOLVING CREDIT AGREEMENT

                  1.5 SCHEDULE 8.3. SCHEDULE 8.3 is hereby amended by adding the following:

                  Subsidiaries of NBP Energy Pipelines, L.L.C.

                             Name of Subsidiary                       Percentage Owned
                             ------------------                       ----------------
                  ECT Powder River, LLC, a Delaware                         100%
                  limited liability company

                  ECT Wind River, LLC, a Delaware limited                   100%
                  liability company

                  Enron Midstream Services, L.L.C., a                       100%
                  Delaware limited liability company

PARAGRAPH 2 EFFECTIVE DATE. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "EFFECTIVE DATE") upon which the following conditions have been satisfied:

         (a) The Administrative Agent shall have received counterparts of this Amendment, executed by Borrower, Guarantor and the Required Lenders.

         (b) The Administrative Agent shall have received a certificate executed by a Responsible Officer of Borrower stating that (1) there has not occurred a material adverse change since December 31, 1999 in the business, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date, (2) the Enron North America Purchase (as defined in this Amendment) is occurring on the Effective Date of this Amendment, and (3) no actions by, or in respect of, or filing with, any Governmental Authority are required as a condition to the consummation of the Enron North America Purchase, except such actions and filings as have been taken or made.

         (c) Borrower shall have paid all fees required to be paid to the Administrative Agent for its account and for the account of the Lenders executing this Amendment.

PARAGRAPH 3 ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and Guarantor each (a) consent to the agreements in this Amendment and
(b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all guaranties and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 4 REPRESENTATIONS. As a material inducement to Lenders to execute and deliver this Amendment, Borrower and Guarantor each represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Potential Default or Default exists.

PARAGRAPH 5 EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and


                                                                 FIRST AMENDMENT
                                       6              REVOLVING CREDIT AGREEMENT
expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 6 MISCELLANEOUS. This Amendment is executed in replacement and substitution for the Prior First Amendment, and the Prior First Amendment is hereby superceded and replaced in it entirety. This Amendment is a "Loan Document" referred to in the Credit Agreement. The provisions relating to Loan Documents in SECTION 14 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

PARAGRAPH 7 ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 8 PARTIES. This Amendment binds and inures to the benefit of Borrower, Guarantor, Administrative Agent, Lenders, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.


                                                                 FIRST AMENDMENT
                                       7              REVOLVING CREDIT AGREEMENT

                                NORTHERN BORDER PARTNERS, L.P.


                                By:  /s/ Jerry L. Peters
                                     -------------------------------------------
                                     Name: Jerry L. Peters
                                     Title: Chief Financial & Accounting Officer



                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                NORTHERN BORDER INTERMEDIATE
                                LIMITED PARTNERSHIP, Guarantor


                                By:  /s/ Jerry L. Peters
                                     -------------------------------------------
                                     Name: Jerry L. Peters
                                     Title: Chief Financial & Accounting Officer





                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                BANK OF AMERICA, N.A.,
                                as Administrative Agent and as a Lender


                                By:  /s/ Denise A. Smith
                                     -------------------------------------------
                                     Denise A. Smith
                                     Managing Director





                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                SUNTRUST BANK


                                By:  /s/ Steven J. Newby
                                     -------------------------------------------
                                     Name: Steven J. Newby
                                     Title: Vice President



                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                BANK ONE, NA


                                By:  /s/ Helen A. Carr
                                     -------------------------------------------
                                     Name: Helen A. Carr
                                     Title: First Vice President



                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                BANK OF MONTREAL


                                By:  /s/ J. R. Whitmore
                                     -------------------------------------------
                                     Name: J. R. Whitmore
                                     Title: Director


                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                ROYAL BANK OF CANADA


                                By:  /s/ David A. McCluskey
                                     -------------------------------------------
                                     Name: David A. McCluskey
                                     Title: Manager



                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                THE FUJI BANK, LIMITED


                                By:  /s/ Jacques Azagury
                                     -------------------------------------------
                                     Name: Jacques Azagury
                                     Title: Senior Vice President & Manager


                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT

                                FIRST NATIONAL BANK OF OMAHA


                                By:  /s/ Jeff Sims
                                     -------------------------------------------
                                     Name: Jeff Sims
                                     Title: Vice President



                                                                 FIRST AMENDMENT
                                                      REVOLVING CREDIT AGREEMENT